UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2010

Millburn Multi-Markets Fund L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-54028	26-4038497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Millburn Ridgefield Corporation
411 West Putnam Avenue, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 203-625-8211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On October 1, 2010, Registrant sold limited partnership interests in Registrant ("Interests") to existing and new limited partners of Registrant in transactions that were not registered under the Securities Act of 1933, as amended (the "Securities Act"). The aggregate consideration for Interests sold on October 1, 2010 was $29,924,170 in cash. The Interests were issued by Registrant in reliance upon an exemption from registration under the Securities Act set forth in Section 4(2) of the Securities Act, as transactions not constituting a public offering of securities because the Interests were issued privately without general solicitation or advertising. In connection with the sales of the Interests described above, there were no underwriting discounts or commissions.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Millburn Ridgefield Corporation, General Partner of Millburn Multi-Markets Fund L.P
(Registrant)

Date: October 4, 2010	By:	/s/ Gregg Buckbinder
Gregg Buckbinder
Senior Financial Officer and Chief Operating Officer